SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-23521                 562050592
-----------------------------     ------------------        --------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                       29520
--------------------------------------------                    -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01.        Regulation FD Disclosure
                  ------------------------

         On February 15, 2005, the Registrant repurchased 36,064 shares of its common stock at a price of $15.44 per share, or a total purchase price of $556,828. The shares were purchased in a privately negotiated transaction outside the scope of the Registrant's existing repurchase program. The shares will be held as treasury shares on the Registrant's consolidated financial statements.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         GREAT PEE DEE BANCORP, INC.



DATE: February 15, 2005                  By: /s/ John M. Digby
                                            ------------------------------------
                                            John M. Digby
                                            Chief Financial Officer